Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

           As independent public accountants, we hereby consent to the use of our report (and all references to our Firm) included in or made a part of this Annual Report on Form 10-K.


                                                         /s/ ARTHUR ANDERSEN LLP

New York, New York
March 31, 1998